May 22, 2003


                                WARRANT AGREEMENT


     This Warrant and the Shares of common stock issuable upon the exercise hereof have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the Holder except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

               WARRANT TO PURCHASE 825,000 SHARES OF COMMON STOCK

                              VERIDIUM CORPORATION
                                1 Jasper Street,
                           Paterson, New Jersey 07522

                     Not Transferable or Exercisable Except
                        Upon Conditions Herein Specified

     Veridium Corporation, a corporation organized under the laws of Delaware ("Company"), hereby certifies that Castlerigg Master Investments, Ltd., its registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in Section 1(b) below (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided. This Warrant is being issued pursuant to the terms of that certain Agreement, dated of even date herewith (the "Agreement"), to which the Company and Holder (or Holder's predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     1.   Exercise of Warrants.

     (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Agreement, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased (or in the case of exercise pursuant to Section 1(c)(i) or (ii), as set forth in such sections), the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Agreement or Warrant Agreements of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

     (b) This Warrant may be exercised at a price of $0.60 per share (the "Exercise Price") on and after the date hereof and prior to the close of business on the fifth anniversary date of this Warrant.

     (c) The Exercise Price shall be payable at the time of exercise. The Exercise Price may be paid in cash (by cashiers' check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Holder, having a Market Price (as defined below) equal to the Exercise Price per share; or (ii) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

                  X = Y (A-B)/A

  where: X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

          Y = the number of Shares for which the Warrant is being exercised.

                  A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the closing price on the exchange on which the Common Stock traded for the trading day prior to the date of exercise of this Warrant Agreement; provided if the Common Stock does not trade on any exchange, the Market Price shall equal the closing bid price in the over-the-counter market for the trading day prior to the date of exercise of this Warrant Agreement, as reported by the National Association of Securities Dealers Automated Quotation System; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

                  B = the Exercise Price.




     2.   Exchange and Transfer of Warrant.

     At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.

          (a) The Holder of this Warrant Agreement shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Agreement, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Agreement, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Agreement, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Agreement is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Agreement shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon any Holder of this Warrant Agreement any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificate for those Shares are to be issued as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4.   Shares Underlying Warrants.

     The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. 5. Disposition of Warrants or Shares; Registration Right.

          (a) The Holder of this Warrant Agreement and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Agreement, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Act or State Acts and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement. The Holder acknowledges that the Company has granted registration rights as described in the Registration Rights Agreement that is part of the Agreement.

          (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.

     The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

          (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the Exercise Price shall be adjusted in accordance with (b) below.

          (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the Exercise Price then in effect (to the nearest whole cent) as follows:

               (i) in the event such adjustment is caused by a forward stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the Exercise Price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

               (ii) in the event such  adjustment is caused by a combination  of shares of Common Stock, the Exercise Price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the Exercise Price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.

          (d) In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

     7.   Loss or Destruction.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will execute and deliver, in lieu thereof, a new Warrant Agreement of like tenor.

     8.   Survival.

     The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Agreement.

     9.   Notices.

     Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified on the cover page hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

     10.  Warrants Transferable.

     Subject to compliance with applicable Federal and state securities laws and the restrictions imposed by any other written agreement between the Holder and the Company, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of this Warrant.

     11.  Modification and Waiver.

     This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

Dated:  May      , 2004


                              VERIDIUM CORPORATION


                              By: ________________________________________
                                  Kevin Kreisler
                                  Chairman and CEO

                                  PURCHASE FORM
                  (To be signed only upon exercise of Warrant)


To: VERIDIUM CORPORATION

         The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________ * shares of Common Stock of Veridium Corporation and herewith makes payment of $_______________ therefore, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________

                                  -------------------------------------------
                                  (Signature must conform in all respect to
                                   name of holder as specified on the face of the enclosed Warrant)


                                   -------------------------------------------

                                   -------------------------------------------
                                    (Address)

                                   -------------------------------------------
                                       (EIN#)



---------------------------

     (*) Insert here the number of shares called for on the face of the Warrant without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.





                                                         8

May 22, 2003



                                                         8



                                WARRANT AGREEMENT


This Warrant and the Shares of common stock issuable upon the exercise hereof have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the Holder except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

               WARRANT TO PURCHASE 825,000 SHARES OF COMMON STOCK

                              VERIDIUM CORPORATION
                                1 Jasper Street,
                           Paterson, New Jersey 07522

                     Not Transferable or Exercisable Except
                        Upon Conditions Herein Specified

Veridium Corporation, a corporation organized under the laws of Delaware ("Company"), hereby certifies that Castlerigg Master Investments, Ltd., its registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in Section 1(b) below (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided. This Warrant is being issued pursuant to the terms of that certain Agreement, dated of even date herewith (the "Agreement"), to which the Company and Holder (or Holder's predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     1.   Exercise of Warrants.

          (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Agreement, with the attached
               Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased (or in the case of exercise pursuant to Section 1(c)(i) or (ii), as set forth in such sections), the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Agreement or Warrant Agreements of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

          (b) This Warrant may be exercised at a price of $0.60 per share (the "Exercise Price") on and after the date hereof and prior to the close of business on the fifth anniversary date of this Warrant.

          (c) The Exercise Price shall be payable at the time of exercise. The Exercise Price may be paid in cash (by cashiers' check) or by:
               (i) surrender of shares of Common Stock of the Company already owned by the Holder, having a Market Price (as defined below) equal to the Exercise Price per share; or (ii) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

                  X = Y (A-B)/A

          where:

               X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

               Y = the number of Shares for which the Warrant is being exercised.

                  A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the closing price on the exchange on which the Common Stock traded for the trading day prior to the date of exercise of this Warrant Agreement; provided if the Common Stock does not trade on any exchange, the Market Price shall equal the closing bid price in the over-the-counter market for the trading day prior to the date of exercise of this Warrant Agreement, as reported by the National Association of Securities Dealers Automated Quotation System; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

                  B = the Exercise Price.




     2.   Exchange and Transfer of Warrant.

     At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.

          (a) The Holder of this Warrant Agreement shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Agreement, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Agreement, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Agreement, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Agreement is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Agreement shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon any Holder of this Warrant Agreement any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificate for those Shares are to be issued as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4. Shares Underlying Warrants. The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. 5. Disposition of Warrants or Shares; Registration Right.

               (a) The Holder of this Warrant Agreement and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Agreement, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Act or State Acts and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement. The Holder acknowledges that the Company has granted registration rights as described in the Registration Rights Agreement that is part of the Agreement.

               (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.

     The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

               (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the Exercise Price shall be adjusted in accordance with (b) below.

               (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the Exercise Price then in effect (to the nearest whole cent) as follows:

                    (i) in the event such adjustment is caused by a forward stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the Exercise Price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

                    (ii) in the event such adjustment is caused by a combination of shares of Common Stock, the Exercise Price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the Exercise Price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.

          (d) In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

     7.   Loss or Destruction.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will execute and deliver, in lieu thereof, a new Warrant Agreement of like tenor.

     8.   Survival.

     The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Agreement.

     9.   Notices.

     Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified on the cover page hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

     10.  Warrants Transferable.

     Subject to compliance with applicable Federal and state securities laws and the restrictions imposed by any other written agreement between the Holder and the Company, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of this Warrant.

     11.  Modification and Waiver.

     This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

Dated:  May      , 2004


                                  VERIDIUM CORPORATION


                                  By: ________________________________________
                                             Kevin Kreisler
                                             Chairman and CEO

                                  PURCHASE FORM
                  (To be signed only upon exercise of Warrant)


To: VERIDIUM CORPORATION

         The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________ * shares of Common Stock of Veridium Corporation and herewith makes payment of $_______________ therefore, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________


                                    -------------------------------------------
                                    (Signature must conform in all respect to
                                     name of holder as specified on the face of
                                       the enclosed Warrant)


                                    -------------------------------------------
                                           (Address)

                                   -------------------------------------------
                                         (EIN#)



---------------------------

(*) Insert here the number of shares called for on the face of the Warrant without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.